SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

(Amendment No. )

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADVANCED CELL TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on October 22, 2013

ADVANCED CELL TECHNOLOGY, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: August 23, 2013

Date: October 22, 2013         Time: 9:00 AM LST

Location: Hyatt Regency Suites

Palm Springs

285 N. Palm Canyon Drive

Palm Springs,CA 92262

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

——    Before You Vote  ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement            2. Form 10-K                         3. and 10-KA

How to View Online:

Have the information that is printed in the box marked by the arrow Ú XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:      www.proxyvote.com

2) BY TELEPHONE:  1-800-579-1639

3) BY E-MAIL*:         sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow Ú XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 08, 2013 to facilitate timely delivery.

——    How To Vote    ——

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow Ú XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends that you vote
FOR the following:

1.	Election of Directors

Nominees

01 Gary Rabin	02 Alan C. Shapiro, Ph.D.	03 Robert Langer, Sc. D.	04 Zohar Loshitzer	05 Gregory D. Perry
06 Michael T. Heffernan

The Board of Directors recommends you vote FOR proposals 2 and 3:

2.	To approve an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share by 1,000,000,000 shares to a total of 3,750,000,000 shares.

3	To approve an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company's Common Stock, par value $0.001 per share, at a ratio not less than one-for-thirty and not greater than one-for-one-hundred, and reduce the number of authorized shares of the Company's Common Stock in the same proportion as the reverse split, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company's shareholders, provided that the Board of Directors determines to effect the reverse stock split and proportional reduction in authorized shares of Common Stock and such amendment is filed with the Secretary of State of Delaware no later than September 30, 2014.

NOTE: To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.